COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Mortgage / CMO Trading Desk at (206) 554-2420.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

“The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.”

WaMu Capital Corp.
Affordable
Summary Report
615 records
Balance: 109,453,090

Selection Criteria: All records
Table of Contents

1. Disclaimer
2. Summary
3. Group
4. Gross Interest Rate
5. Mortgage Interest Rates
6. Original Balance
7. Original LTV
8. Property Type
9. State
10. Original Term
11. Documentation
12. S&P Doctype
13. Original FICO
14. Loan Purpose
15. Occupancy Type

1. Disclaimer

The information contained herein has been prepared solely for the use of WaMu Capital Corp and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any.

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2. Summary

Total Number of Loans: 615
Total Balance: 109,453,090.00
Weighted Average Note Rate: 6.257
Non-Zero Weighted Average Original LTV: 94.97
Calif %: 17.22
Non-Zero Weighted Average FICO: 677
Stated Original WAM: 360
Stated Current WAM: 359.96

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3. Group

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4. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
5.5	5.25	8	1,462,950.00
5.625	5.375	12	2,482,813.00
5.75	5.5	16	3,583,405.00
5.875	5.625	54	12,544,425.00
6	5.75	53	11,590,560.00
6.125	5.875	48	9,869,116.00
6.25	6	82	15,238,527.00
6.375	6.125	148	24,209,563.00
6.5	6.25	83	11,574,987.00
6.625	6.375	30	4,509,493.00
6.75	6.5	73	11,616,349.00
6.875	6.625	2	237,650.00
7	6.75	2	331,255.00
7.125	6.875	1	80,025.00
7.25	7	1	87,300.00
7.375	7.125	1	52,250.00
7.875	7.625	1	19,400.00
Total:	6.007	615	109,490,068.00

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5. Mortgage Interest Rates

				Note		NZWA	NZLTV
Mortgage Interest Rates	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
5.251 - 5.500	8	1,459,930.00	1.33	5.5	360	704	85	182,491.25
5.501 - 5.750	28	6,063,050.00	5.54	5.699	360	695	91	216,537.50
5.751 - 6.000	107	24,128,310.00	22.04	5.935	360	691	94	225,498.22
6.001 - 6.250	130	25,101,390.00	22.93	6.201	360	677	94	193,087.62
6.251 - 6.500	231	35,772,160.00	32.68	6.415	360	669	96	154,857.84
6.501 - 6.750	103	16,120,430.00	14.73	6.715	360	653	97	156,509.03
6.751 - 7.000	4	568,910.00	0.52	6.948	360	637	97	142,227.50
7.001 - 7.250	2	167,260.00	0.15	7.19	360	769	97	83,630.00
7.251 - 7.500	1	52,250.00	0.05	7.375	360	659	95	52,250.00
7.751 - 8.000	1	19,400.00	0.02	7.875	360	663	97	19,400.00
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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6. Original Balance

				Note		NZWA	NZLTV
Original Balance	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
0.01 - 50,000.00	15	573,960.00	0.52	6.456	360	665	97	38,264.00
50,000.01 - 100,000.00	97	7,639,700.00	6.98	6.414	360	671	96	78,759.79
100,000.01 - 150,000.00	160	20,101,870.00	18.37	6.384	360	682	96	125,636.69
150,000.01 - 200,000.00	135	23,616,040.00	21.58	6.273	360	675	93	174,933.63
200,000.01 - 250,000.00	87	19,729,400.00	18.03	6.247	360	673	95	226,774.71
250,000.01 - 300,000.00	61	16,491,100.00	15.07	6.198	360	678	95	270,345.90
300,000.01 - 350,000.00	37	11,876,970.00	10.85	6.094	360	681	95	320,999.19
350,000.01 - 400,000.00	7	2,621,460.00	2.4	6.084	360	680	95	374,494.29
400,000.01 - 450,000.00	14	5,833,590.00	5.33	6.103	360	670	95	416,685.00
450,000.01 - 500,000.00	1	460,000.00	0.42	6.75	360	709	93	460,000.00
500,000.01 - 550,000.00	1	509,000.00	0.47	6.25	360	687	93	509,000.00
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50
Min: 17,100.00
Max: 509,000.00
Avg: 178,032.63
Total: 109,490,068.00

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7. Original LTV

				Note		NZWA	NZLTV
Original LTV	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
<= 60.00	5	727,750.00	0.66	5.872	360	722	52	145,550.00
60.01 - 70.00	5	865,660.00	0.79	6.029	360	716	67	173,132.00
70.01 - 75.00	1	200,000.00	0.18	6.25	360	685	72	200,000.00
75.01 - 80.00	14	2,646,480.00	2.42	5.978	360	704	79	189,034.29
80.01 - 85.00	2	391,770.00	0.36	6.25	360	690	85	195,885.00
85.01 - 90.00	23	4,886,970.00	4.46	6.029	360	686	90	212,476.96
90.01 - 95.00	123	27,780,740.00	25.38	6.187	360	687	94	225,859.67
95.01 >=	442	71,953,720.00	65.74	6.317	360	669	97	162,791.22
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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8. Property Type

				Note		NZWA	NZLTV
Property Type	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
Condominium	130	19,793,780.00	18.08	6.257	360	677	95	152,259.85
Single Family Residence	421	69,867,650.00	63.83	6.291	360	674	95	165,956.41
Three/Four Family	14	4,493,420.00	4.11	6.327	360	687	94	320,958.57
Two Family	50	15,298,240.00	13.98	6.084	360	683	94	305,964.80
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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9. State

				Note		NZWA	NZLTV
State	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
NJ	119	24,726,460.00	22.59	6.031	360	689	91	207,785.38
NY	88	23,408,780.00	21.39	6.022	360	679	95	266,008.86
CA	84	18,842,970.00	17.22	6.379	360	676	97	224,321.07
FL	59	7,788,610.00	7.12	6.469	360	661	97	132,010.34
IL	43	6,513,510.00	5.95	6.506	360	657	97	151,476.98
TX	44	4,141,640.00	3.78	6.284	360	675	96	94,128.18
WA	22	3,282,500.00	3	6.429	360	667	96	149,204.55
MD	18	3,246,320.00	2.97	6.468	360	665	99	180,351.11
GA	18	2,526,850.00	2.31	6.482	360	640	97	140,380.56
AZ	23	2,520,450.00	2.3	6.551	360	706	97	109,584.78
Other	97	12,455,000.00	11.38	6.488	360	672	96	128,402.06
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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10. Original Term

				Note		NZWA	NZLTV
Original Term	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
360	615	109,453,090.00	100	6.257	360	677	95	177,972.50
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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11. Documentation

				Note		NZWA	NZLTV
Documentation	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
Full Doc	615	109,453,090.00	100	6.257	360	677	95	177,972.50
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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12. S&P Doctype

				Note		NZWA	NZLTV
S&P Doctype	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
Z	615	109,453,090.00	100	6.257	360	677	95	177,972.50
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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13. Original FICO

				Note		NZWA	NZLTV
Original FICO	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
<= 0	111	16,169,330.00	14.77	6.476	360	0	96	145,669.64
520 - 539	3	399,840.00	0.37	6.143	360	534	92	133,280.00
540 - 559	6	625,670.00	0.57	6.328	360	551	94	104,278.33
560 - 579	5	1,017,110.00	0.93	6.314	360	570	96	203,422.00
580 - 599	29	4,996,160.00	4.56	6.422	360	589	96	172,281.38
600 - 619	37	6,004,250.00	5.49	6.229	360	610	96	162,277.03
620 - 639	60	11,501,570.00	10.51	6.312	360	630	96	191,692.83
640 - 659	78	14,058,430.00	12.84	6.247	360	649	96	180,236.28
660 - 679	52	10,783,760.00	9.85	6.212	360	668	95	207,380.00
680 - 699	60	11,911,070.00	10.88	6.207	360	689	94	198,517.83
700 - 719	44	9,131,960.00	8.34	6.235	360	710	94	207,544.55
720 - 739	54	10,241,280.00	9.36	6.13	360	730	95	189,653.33
740 - 759	38	6,440,480.00	5.88	6.139	360	749	92	169,486.32
760 - 779	22	2,786,950.00	2.55	6.108	360	771	92	126,679.55
780 - 799	14	3,055,420.00	2.79	5.943	360	787	95	218,244.29
800 - 820	2	329,810.00	0.3	6.25	360	802	70	164,905.00
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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14. Loan Purpose

				Note		NZWA	NZLTV
Loan Purpose	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
Purchase	592	104,402,880.00	95.39	6.261	360	677	95	176,356.22
Refi - Rate Term	23	5,050,210.00	4.61	6.188	360	672	87	219,574.35
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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15. Occupancy Type

				Note		NZWA	NZLTV
Occupancy Type	Count	Balance	%	Rate	Term	Fico	Ratio	AVG Loan Size
Owner Occupied	615	109,453,090.00	100	6.257	360	677	95	177,972.50
Total:	615	109,453,090.00	100	6.257	360	677	95	177,972.50

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H:\shared\BIDS\Master Bid Modeler20a.cas
08/04/2004 10:23